SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(c)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                                 VIDEOLABS, INC

                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11,(1)
     4)   Proposed maximum aggregate value of transaction:
          (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee Paid Previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registrant Statement No:
     3)   Filing Party:
     4)   Date Filed:

                                 VIDEOLABS, INC.

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 22, 2000

TO THE SHAREHOLDERS OF VIDEOLABS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of VideoLabs, Inc., a Delaware corporation (the "Company"), will be held on Monday, May 22, 2000, at 3:30 p. m., local time, at The Radisson Hotel, 3131 Campus Drive, Plymouth, MN 55441 for the following purposes:

         1. To elect four Directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To consider and act upon a proposal to ratify and approve an amendment to Article FIRST of the Company's Certificate of Incorporation to change the name of the Company from VideoLabs, Inc. to E.mergent, Inc.

         3. To consider and act upon a proposal to amend the Company's Incentive Stock Option Plan by increasing the number of shares reserved for issuance under the Plan by 75,000 shares to an aggregate of 575,000 shares of Common Stock, plus ten percent of any increase in the number of issued shares of stock above the number of outstanding shares as of the date of this amendment.

         4. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on March 24, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. Any shareholder attending the Annual Meeting may vote in person even if such shareholder previously signed and returned a Proxy.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ Jill R. Larson
                                       ------------------------
                                       Jill R. Larson
                                       Secretary

Golden Valley, Minnesota
April ___, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 VIDEOLABS, INC.

                               -------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 2000

         The enclosed Proxy is solicited on behalf of the Board of Directors of VideoLabs, Inc., a Delaware Corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held Monday, May 22, 2000, at 3:30 P.M., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Radisson Hotel, 3131 Campus Drive, Plymouth, MN 55441.

         The Company's principal executive offices are located at 5960 Golden Hills Drive, Minneapolis, Minnesota 55416. The telephone number at that address is (612) 542-0061.

         These Proxy solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended December 31, 1999 were mailed on or about April 14, 2000, to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

         Shareholders of record at the close of business on March 24, 2000, are entitled to notice of, and to vote at, the Annual Meeting. At the record date 5,747,940 shares of the Company's Common Stock were issued, outstanding and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         The enclosed Proxy is solicited on behalf of the Board of Directors of the Company.

         Every shareholder voting for the election of Directors shall be entitled to one vote for each share of Common Stock standing in such shareholder's name on the books of the Company for each Director separately on a non-cumulative basis. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

         Proxy statements delivered to brokers who are prohibited from exercising discretionary authority over beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes") will not be included in these vote totals. The Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for transaction of business, but will exclude abstentions and broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

         The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2000 Annual Meeting must be received by the Secretary of the Company no later than December 18, 2000, in order to be included in the Proxy soliciting material relating to that Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth as of March 1, 2000, certain information concerning those persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company; the number of shares of Common Stock owned by all directors of the Company, individually; and all Directors and all executive officers of the Company as a group.

                                                    SHARES BENEFICIALLY OWNED(1)
NAME                                                NUMBER            PERCENT(2)
----                                                ------            ----------
James W. Hansen                                       637,484(3)         10.3%
26 Hwy 96E
Dellwood, Minnesota 55110

Richard Craven                                        647,448(4)         10.5%
5200 Willson Road Suite 200
Edina, Minnesota 55424-1343

Robin Sheeley                                       1,239,678(5)         20.1%
4724 South Lake Sarah Drive
Maple Plain, Minnesota 55359

Peter McDonnell                                        20,000(6)          0.3%
310 Judson Street, #5
Toronto, Ontario
Canada M8Z 5T6

Jill R. Larson                                         98,410(7)          1.6%
14228 Shore Lane
Prior Lake, Minnesota 55372

All Directors and officers as a group (5 persons)   2,643,020            42.9%


(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by persons indicated based upon there being 5,747,940 Common Shares outstanding.

(2) Includes shares of Common Stock issuable upon the exercise of warrants or options. (See below for an analysis of officer's and director's warrants and options.)

(3) Includes employee stock options to purchase 95,000 shares of the Company's Common Stock and non-qualified stock options to purchase 150,000 shares of the Company's Common Stock.

(4) Includes non-qualified options to purchase 22,000 shares of the Company's Common Stock.

(5) Includes employee stock options to purchase 30,000 shares of the Company's Common Stock and 1,209,678 restricted shares of the Company's common stock received as part of the acquisition of Acoustic Communication Systems, Inc. see "Certain Transactions".

(6) Includes non-qualified options to purchase 20,000 shares of the Company's Common Stock.

(7) Includes employee stock options to purchase 95,000 shares of the Company's Common Stock.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Board of Directors currently has four (4) members. All four directors are to be elected at the Annual Meeting. Unless otherwise instructed, the Proxy Holders will vote the Proxies received by them for the four nominees named below. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the Proxies shall be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the Proxy holders intend to vote all Proxies received by them in such a manner as will ensure the election of the nominees listed below. The term of office of each person elected as a Director will continue until the next Annual Meeting of the Shareholders and until his successor has been duly elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

         The following named persons have been nominated for election to the Company's Board of Directors:

              Name of Nominee         Age      Positions Held With The Company
              ---------------         ---      -------------------------------

              Richard F. Craven       56       Director of the Company.

              James W. Hansen         45       President, Treasurer and CEO
                                               Chairman of the Board

              Robin Sheeley           44       Chief Technical Officer and
                                               Director of the Company.

              Peter McDonnell         62       Director of the Company

         The Board of Directors recommends a vote FOR each nominee.

         Richard F. Craven has been a Director of the Company since 1992. He holds a bachelor of science degree in business from the University of Minnesota. Mr. Craven has been in the real estate and insurance business since 1965, managing, owning and developing several business ventures. Mr. Craven is also a Director of RSI, Inc.

         James W. Hansen has been President, CEO , and Treasurer of the Company since November 1996 and Chairman of the Board of Directors since May 29, 1997. Mr. Hansen holds bachelor degrees in Physiology and Physics Education from the University of Minnesota and an MBA in Finance from the University of St. Thomas. From 1979 - 1983 Mr. Hansen was a teacher and management consultant. From 1983 - 1986 he was a Vice President of the Apache Corporation, a NYSE traded oil and gas exploration company. From 1986 - 1992 he was a Senior Vice President and General Manager of the pension division of Washington Square Capital, a Reliastar Company, a NYSE traded financial services company. Since 1992 Mr. Hansen has served as an investor, Director, President or Vice President of several private companies in medical services and technology. He serves as a Director of Medtox Scientific (AMEX) and UBIQ, Inc. and has taught in the MBA program at the University of St. Thomas since 1984.

         Robin Sheeley has been the Chief Technical Officer and Director of the Company since August 1999. Mr. Sheeley owned and operated Acoustic Communication Systems (ACS), since 1987. From 1982 - 1986 he was the National Account Manager of the Communication Division of Honeywell. Prior to Honeywell, Mr. Sheeley was employed at RCA and Team Electronics. Mr. Sheeley holds an Associate Degree from North Hennipen Community College in Marketing Management.

         Peter McDonnell has been a Director of the Company since February 2000. Mr. McDonnell is the CEO of AdCom Videoconferencing, Canada's largest provider of videoconferencing and visual communications solutions. Mr. McDonnell is a graduate of the University of Toronto with a degree in Physics. Prior to forming AdCom Electronics Limited in 1974, he was responsible for export sales for broadcast products of GE Canada.

OTHER OFFICERS AND SIGNIFICANT EMPLOYEES

         Jill R. Larson, age 33, has been Secretary of the Company since February 1994, and has been the Business Manager of the Company since its inception in July 1992 and was promoted to Vice President of Administration in November 1996. Ms. Larson is in the process of completing her bachelor of arts degree in business management from Bethel College. From 1988 through 1992 she was Business Manager for Foundation Publishing which developed a desktop publishing application and distributed other Macintosh software applications.

         There is no family relationship between any directors or officers of the Company.


   COMPLIANCE OF OFFICERS AND DIRECTORS WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Security Dealers, Inc. Such officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all section 16(a) forms that they file.

         Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and ten percent (10%) shareholders were complied with.

BOARD MEETINGS AND COMMITTEES

         James W. Hansen serves as Chairman of the Board of Directors of the Company. The Board of Directors held a total of three (3) meetings during the fiscal year ended December 31, 1999. No Director attended fewer than seventy-five (75%) percent of all such meetings of the Board of Directors and of the committees, if any, upon which such Director served.

         The Audit Committee consists of Messrs. McDonnell and Craven. The principal functions of the Audit Committee are to recommend engagement of the Company's independent public accountants, to consult with the accountants concerning the scope of the audit, to review with them the results of their examination, to review and approve any major accounting policy changes affecting the Company and to review the Company's financial control procedures and personnel. The Audit Committee held two (2) meetings during fiscal year 1999.

         The Compensation Committee currently consists of Messrs. Hansen and Craven. The Compensation Committee held two (2) meetings during fiscal year 1999. The function of the Compensation Committee is to make salary, bonus and compensation recommendations to the Board of Directors of the Company. The Board of Directors of the Company has developed a compensation philosophy for all employees. It is the Company's policy to have most employees serve as employees at will with no employment contracts and to set base salaries at the midpoint of a range determined by independent surveys for that position if the incumbent fully meets the experience and skills necessary for success in that position. Additional financial compensation is based on performance related to success factors set by the Company's Board of Directors annually. In 1997 a profit sharing plan was adopted by the Company's Board of Directors whereas an award could be made to employees if the Company meets certain pretax return goals. No payments are made under the plan until shareholders attain a 6% pretax operating ROE. The plan then begins awarding increasing amounts based on pretax operating ROE to a pool shared with all employees as shareholder returns increase. In 1998 an Employee Stock Purchase Plan was adopted by the Company's Board of Directors whereas full-time employees are eligible to purchase shares of common stock on a quarterly basis at the lesser of 85% of the fair market value on the beginning or ending dates of the period.

         Executives also participate in an additional plan based on annual objectives of the Company similar to the profit sharing plan with amounts ranging up to 50% of base compensation. Participants can be awarded qualified employee stock options to recognize long term contributions to the Company. The total pool of qualified options is limited to 10% of the Company's outstanding securities.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by, or paid for all services rendered to the Company by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end, for services to the Company in all capacities during the three fiscal years ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation                   Long Term Compensation Awards
                               -----------------                     -----------------------------
                                                                  Other       Restricted    Options/SARs
Name and Principal           Fiscal                               Annual        Stock         No. of
    Position                  Year    Salary        Bonus      Compensation     Awards        Shares
    --------                  ----    ------        -----      ------------     ------        ------
James Hansen                  1999   $84,000(1)   $46,500(2)     $    0            0               0
   President, Chairman,       1998   $84,000(1)   $     0        $    0            0          30,000(4)
   Chief Executive Officer    1997   $85,462(1)   $40,019(3)     $    0            0          50,000(5)
   & Treasurer

Robin Sheeley                 1999   $56,250(6)   $26,500(7)     $5,594(8)         0          30,000(9)
   Chief Technical Officer
   & Director

(1) Includes compensation received as part of a consulting agreement see "Employment Contracts and Compensatory Arrangements" and compensation received as part of an employment agreement dated June 1, 1997 see also "Employment Contracts and Compensatory Arrangements".
(2) Includes a management bonus of $45,000 paid to The Hansen Company (company wholly owned by Mr. Hansen) and an employee profit sharing bonus of $1,500. Both earned for 1999, but not paid until February 2000.
(3) Includes a management bonus of $35,000 paid to The Hansen Company (company wholly owned by Mr. Hansen) and an employee profit sharing bonus of $5,019. Both earned for 1997, but not paid until January 1998.
(4) Includes qualified employee stock options granted that are vested and exercisable over three years.
(5) Includes qualified stock options granted that were 100% vested and exercisable on the date of the grant.
(6) Includes compensation received from August 3, 1999 to December 31, 1999 as part of an employment agreement dated August 3, 1999 see "Employment Contracts and Compensatory Arrangements"
(7) Includes a management bonus of $25,000 and an employee profit sharing bonus of $1,500. Both earned for 1999, but not paid until February 2000.
(8)      Includes an automobile perquisite of $5,594.
(9) Includes qualified employee stock options granted that are vested and exercisable over three years.

INDIVIDUAL OPTIONS

         The following table sets forth certain information with respect to individual options granted during 1999 by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end.

                            INDIVIDUAL OPTION GRANTS

                      Number         % of Total
                     Options       Options Granted
      Name           Granted       to Employees(1)     Exercise Price     Expiration Date
      ----           -------       ---------------     --------------     ---------------
James Hansen         15,000(2)           10%               $1.00          January 26, 2009
Robin Sheeley        30,000(3)           20%               $1.25          August 9, 2002


(1) During fiscal year 1999, options to acquire an aggregate of 147,000 shares of Common Stock were granted to employees.
(2) Includes qualified employee stock options granted that are vested over three years from the date of grant.
(3) Includes qualified employee stock options granted that are vested over three years from the date of grant.

AGGREGATE OPTIONS EXERCISED AND HOLDINGS

         The following table sets forth certain information with respect to aggregate options exercised during 1999 and options held at the end of such year by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end.

               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year End Option Values

                                                                                  Value of Unexercised
                                                    Number of Unexercised         In-The-Money Options
                        Shares                   Options at Fiscal Year End      at December 31, 1999(1)
                    Acquired on      Value       --------------------------     --------------------------
      Name            Exercise      Realized     Exercisable  Unexercisable     Exercisable  Unexercisable
      ----            --------      --------     -----------  -------------     -----------  -------------
James Hansen                 0             0       210,000           35,000      $376,000          $51,250
Robin Sheeley                0             0             0           30,000             0          $45,000

(1) Based on the December 31, 1999, closing bid price of the Company's Common Stock of $2.75 per share.

COMPENSATION OF DIRECTORS

         On June 3, 1994, the Company's Board of Directors authorized payment to non-employee Directors of $50.00 per meeting. On May 29, 1997 the Company's Board of Directors authorized an increase in payments to non-employee Directors to $250.00 per meeting effective June 1, 1997 and an annual grant of 2,000 non-qualified options pursuant the Company's Nonqualified Stock Option Plan.

EMPLOYMENT CONTRACTS AND COMPENSATORY ARRANGEMENTS

         In November of 1996 the Company entered into an agreement with The Hansen Company and James W. Hansen its principal, to provide executive leadership to the Company and to develop a strategic plan to optimize shareholder value. The agreement called for a minimum three-month commitment ending February 15, 1997 and extended monthly thereafter at the mutual agreement of both parties. James Hansen received 150,000 non-qualified options at an exercise price of $0.8125 as an inducement to provide services to the Company and The Hansen Company received a retainer of $8,000 per month for services of a minimum of 24 hours per week as well as reimbursement of normal business expenses. Mr. Hansen continued under this consulting agreement after the minimum three-month commitment until June 1, 1997. On June 1, 1997 the company entered into a three-year employment agreement with Mr. Hansen. The agreement calls for a minimum monthly base salary of $5,000 as well as reimbursement of normal business expenses. Mr. Hansen received 50,000 qualified employee stock options at an exercise price of $1.00 per the employment agreement. The consulting agreement between the Company and The Hansen Company has been terminated and a consulting provision has been included in Mr. Hansen's employment agreement to allow for consulting services and assistance as required by the Company for a monthly retainer of $2,000 payable to The Hansen Company. Mr. Hansen was elected Chairman of the Board of Directors at the annual meeting dated May 29, 1997.

         In May of 1999 and amended on May 25, 1999 and August 3, 1999 the Company entered into a Merger Agreement with Robin Sheeley and Acoustic Communication Systems, Inc. (ACS). Pursuant to the Merger Agreement and on the terms and conditions set forth in the Merger Agreement, ACS was merged with and into Acquisition Co., with Acquisition Co. as the surviving corporation in the Merger. As a result of the Merger, ACS became a subsidiary of the Company. The Merger consideration was equal to the sum of $500,000 cash, a $500,000 note and 1,209,678 shares of the Company's common stock which was equal to $1,500,000 in value based on the price per share equal to the average of the closing bid and asked prices of the Company's common stock as reported by Nasdaq during the ten trading days immediately preceding the Closing Date.

          In August of 1999 the Company entered into a three-year employment agreement with Robin Sheeley as the Chief Technical Officer. The agreement calls for a minimum monthly base salary of $10,833 per month as well as reimbursement of normal business expenses. The board of Directors may increase, but not decrease, such monthly base salary. Mr. Sheeley received 30,000 qualified employee stock options at an exercise price of $1.25 with vesting of 10,000 shares per year on the annual anniversary of this employment agreement. Mr. Sheeley is entitled to participate in the Company's management bonus pool and is also eligible for the Company's profit sharing plan.

         In August of 1999 the Company entered into a twelve year Noncompetition Agreement with Robin Sheeley whereas the agreement precludes Mr. Sheeley from competing the the Company anywhere within Iowa, Minnesota, Nebraska, North Dakota, South Dakota or Wisconsin. In consideration of the provisions of this Agreement, the Company agrees to pay Mr. Sheeley the sum of $750,000 on April 7, 2000. Mr. Sheeley may defer such payment, at his discretion, for up to 12 successive one-year periods, in which event the outstanding balance shall accrue interest at the Company's short term cost of borrowing. In the event that Mr. Sheeley breaches the restrictive covenants, Mr. Sheeley shall pay to the Company as liquidated damages and as full and complete settlement of any damages incurred by the Company, an amount equal to the then unamortized balance of the consideration (which will amortize evenly over the on hundred forty-four (144) months at $5,208.33 per month, plus attorney fees and collection costs).

         In August of 1999 the Company entered into a Registration Agreement with Robin Sheeley. The shares of Company common stock that were issued to Mr. Sheeley pursuant to the Merger Agreement were not registered under the Securities Act of 1933 and are therefore constitute as restricted securities. Under the Registration Agreement, Mr. Sheeley has the right to include the shares of the Company common stock in a registration statement filed by the Company in the future. These "piggyback" registration rights apply only if the Company is independently preparing to file a registration statement. Mr. Sheeley cannot demand that the Company file a registration statement. In connection with a "piggyback" registration, Mr. Sheeley must pay his proportionate share of registration expenses based on the total number of shares registered, and is also responsible for the fees and expenses of his own legal council.

                              CERTAIN TRANSACTIONS

RELATED PARTIES

         The wife of Mr. Sheeley, Director of the Company, is employed at the Company as a graphic designer.

                                  PROPOSAL TWO

             AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM VIDEOLABS, INC. TO E.MERGENT, INC.

         The Board of Directors has approved an amendment to the Company's Certificate of Incorporation to change the name of the Company. The Company adopted the name of VideoLabs, Inc. in July of 1992. As a result of the recent acquisition of Acoustic Communications Systems, Inc. in August 1999, the Company's focus has expanded. The Company believes that it is necessary to keep the identities of the individual business units unique. The Company intends to operate each of its business units as divisions of the Company. Accordingly, the Board of Directors has chosen the name E.mergent, Inc. for the Company. The Company's management believes that this new name for the Company reflects its intent to continue to pursue emerging technologies and services in the area of collaboration. The VideoLabs and Acoustic Divisions will operate as divisions of E.mergent, Inc. along with the Company's Internet division, Meeting Room Tools.

         Accordingly, the Board of Directors has proposed that article FIRST of the Company's Certificate of Incorporation be amended to reflect the name of the Company as E.mergent, Inc.

         The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting is required to approve the amendment.

         The Board of Directors recommends a vote FOR the proposed amendment to the Certificate of Incorporation.

                                 PROPOSAL THREE

                       AMENDMENT OF 1993 STOCK OPTION PLAN

         In April of 1993 the Board of Directors adopted the VideoLabs, Inc. 1993 Stock Option Plan (the "Plan"), which was subsequently amended and approved by the Company's shareholders on March 3, 1994. In May of 1995 the "Plan" was again amended by the Company's shareholders to increase the number of shares reserved for issuance under the Plan by 100,000 shares to an aggregate of 300,000 shares. The Board of Directors, again amended the Plan and increased the number of shares reserved for issuance under the Plan by 200,000 shares to an aggregate of 500,000 shares.

         At this time, the Board has approved the increase in the aggregate number of shares of stock reserved for issuance under the Plan to 575,000 shares, plus ten percent of any increase in the number of shares of stock above the number of issued and outstanding shares as of the date of the approval of this amendment, subject to shareholder approval.

PURPOSE OF THE PLAN

         The purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company to attract and retain persons of ability to perform services for the Company by providing an incentive to such persons through equity participation in the Company and by rewarding such persons who contribute to the achievement by the Company of its economic objectives.

ELIGIBLE PLAN PARTICIPANTS

         The Plan provides for the granting of stock options to key employees of the Company. All employees are eligible to participate in the Plan and, as of December 31, 1999, the Company had seventy-seven full-time employees. If the Plan's amendment is approved by the Company's shareholders, an aggregate of 575,000 shares of the Company's Common Stock will be reserved for issuance upon exercise of options granted under the Plan.

ADMINISTRATION

         The Plan is administered by the Company's Board of Directors, a majority of whom acting on any matter with regard to the Plan are to be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or by a committee (the "Committee") composed of not fewer than three members of the Board of Directors who are "disinterested persons".

TERMS AND CONDITIONS OF OPTIONS

         Granting. A participant may be granted one or more Options under the Plan, and such Options shall be subject to the terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion.

         Exercise. An Option shall become exercisable at such times and such installments, if any, as shall be determined by the Committee at the time the Option is granted. Unless otherwise determined by the Committee at or after its date of grant, no Options shall be exercisable prior to six (6) months from its date of grant. Upon completion of its exercise period, an Option, to the extent not exercised, shall expire.

         Exercise Price. The per share price to be paid by the participant at the time of an Option is exercised shall be determined by the Committee, in its discretion, at the date of grant; provided, however, that such price shall not be less than (i) 100% of the fair market value of one share of Common Stock on the date the Option is granted; or (ii) 110% of the fair market value of one share of Common Stock on the date the Option is granted if, at the time the Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all the classes of stock of the Company as determined pursuant to Section 422 of the Internal Revenue Code (the "Code").

         Duration. The period during which an Option may be exercised shall be fixed by the Committee in its sole discretion at such time the Option is granted; provided, however, that in no event shall such period exceed ten years from its date of grant, or, in the case of a participant who owns, directly or indirectly more than 10% of the total combined voting power of all the classes of stock of the Company as determined pursuant to Section 422 of the Code, five years from its date of grant.

         Manner of Option Exercise. An Option may be exercised by a participant in whole or in part from time to time, subject to the conditions contained in the Plan, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive offices, and by paying in full the total option exercise price for the shares of Common Stock to be purchased. If a participant exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares shall continue until it expires or terminates in accordance with the terms. No Option shall be exercisable except in whole shares.

         Payment of the Exercise Price. The total purchase of the shares to be purchased upon exercise of an Option shall be paid entirely in cash, including check, bank draft, or money order.

AMENDMENT

         The Plan may be amended by the Board of Directors, subject to approval by affirmative vote of the holders of a majority of the shares of the Company's Common Stock present and entitled to vote at a meeting at which a quorum is present.

TAX CONSEQUENCES

         Under the present federal tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an Option, nor will the participants exercise of an Option result in federal income tax consequences to the Company. Although a participant will not realize ordinary income upon his exercise of an Option, the excess of the fair market value of the shares of Common Stock acquired at the time of exercise over the exercise price will constitute an "item of adjustment" within the meaning of
Section 56 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the participant. If a participant does not dispose of shares of Common Stock acquired through the exercise of Option within two (2) years from the date of grant and within one (1) year of the exercise of the Option, any gain realized upon a subsequent disposition of such shares will constitute long-term capital gain to the participant. If a participant disposes of such shares within two (2) years from the date of grant or within one (1) year of the date of exercise of the Option, an amount equal to the lesser of (i) the excess of the fair market value of such shares on the date of exercise over the exercise price, or (ii) the actual gain realized upon such disposition will constitute ordinary income to the participant in the year of disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. The Company will receive a deduction in an amount equal to the amount constituting ordinary income to the participant.

ACCOUNTING TREATMENT

         Under accounting rules currently in effect, the grant or exercise of an option under the Plan does not result in a charge against the earnings of the Company provided that the exercise price is 100% of fair market value at the date of the grant.

OUTSTANDING OPTIONS

         As of December 31, 1999, the following options were outstanding under the Option Plan: (i) options for 220,000 shares at $2.13 to $.81 per share to the current executive officers of the Company, and (ii) options for 162,000 shares at $2.13 to $.81 per share to all eligible employees, including current officers who are not executive officers, as a group. The exercise period is determined by the Committee at the date of grant. The exercise period for these options is ranges from zero to four years.

PROPOSED AMENDMENT

         The Company initially reserved 100,000 shares of Common Stock for issuance under the Plan. The Board of Directors authorized and the shareholders have approved increases in the number of reserved shares to 500,000. The Board of Directors have approved an increase in the number of shares reserved by the Company to 575,000, plus ten percent of any increase in the number of shares of stock issued and outstanding above the number of outstanding shares as of the date of this amendment. Approval of this amendment requires the affirmative vote of a majority of the shares of common stock voting at the annual meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors unanimously recommends a vote FOR the proposal to amend the Plan by increasing the number of shares reserved for issuance under the Plan by 75,000 shares to an aggregate of 575,000 shares of Common Stock, plus ten percent of any increase in the number of shares of stock issued and outstanding above the number of outstanding shares as of the date of this amendment.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent according to their best judgment.

         It is important that your shares be represented at the Annual Meeting, regardless of the number of shares, which you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope, which has been enclosed, at your earliest convenience.




                                       THE BOARD OF DIRECTORS

Dated: April 3, 2000

                               VIDEOLABS, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                             MONDAY, MAY 22, 2000
                                   3:30 PM

                                RADISSON HOTEL
                               3131 CAMPAS DR.
                              PLYMOUTH, MN 55441

VIDEOLABS, INC.
5960 GOLDEN HILLS DR., GOLDEN VALLEY, MN 55416                           PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 14, 2000, hereby appoints James W. Hansen and Jill R. Larson proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all common shares of VideoLabs, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of VideoLabs, Inc., to be held at 3:30 pm on Monday, May 22, 2000, at The Radisson Hotel, 3131 Campas Dr., Plymouth, MN 55441, and any adjournment thereof.

                     See reverse for voting instructions.

THERE ARE THREE WAYS TO VOTE YOUR PROXY                          COMPANY #
                                                                 CONTROL #

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

* Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 19, 2000.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/VLAB/ -- QUICK *** EASY *** IMMEDIATE

* Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 19, 2000.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to VideoLabs, Inc., c/o Shareowner Services|PS, P.O. Box 64873, St. Paul, MN 55164-0873.

     IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1.   Election of directors:

01 Richard F. Craven
02 James W. Hansen
03 Robin Sheeley
04 Peter McDonnell

[ ] Vote FOR
all nominees
(except as marked)

[ ] Vote WITHHELD
from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2. To consider and act upon a proposal to ratify and approve an amendment to Article FIRST of the Company's Certificate of Incorporation to change the name of the Company from VideoLabs, Inc. to E.mergent, Inc.
                                                 [ ] For [ ] Against [ ] Abstain

3. To consider and act upon a proposal to amend the Company's Incentive Stock Option Plan by increasing the number of shares reserved for issuance under the Plan by 75,000 shares to an aggregate of 575,000 shares of Common Stock, plus ten percent of any increase in the number of issued shares of stock above the number of outstanding shares as of the date of this amendment.
                                                 [ ] For [ ] Against [ ] Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTORS NAMED IN ITEM 1 AND FOR PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND MAIL THIS PROXY STATEMENT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

Address Change? Mark Box [ ]  Indicate changes below:

                                                      Date _______________, 2000

                                                      __________________________
                                                      |                        |
                                                      __________________________
                                                      Signature(s) in Box

                                                      Please sign exactly as
                                                      your name appears at left;
                                                      in the case of joint
                                                      tenancy, both joint
                                                      tenants must sign;
                                                      fiduciaries please
                                                      indicate title and
                                                      authority.